UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2012

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

SIGNATURES

Item 8.01. Other Events

On May 4, 2012, Novellus Systems, Inc. (“Novellus”), Lam Research Corporation (“Lam Research”) and BLMS Inc. (“BLMS”), a wholly-owned subsidiary of Lam Research, entered into a memorandum of understanding (“MOU”) with the lead plaintiff, Louisiana Municipal Police Employees’ Retirement System to settle the action titled In re Novellus Systems, Inc. Litigation, Case Nos. 1-11-CV-215076, 1-11-CV-215309, 1-11-CV-215363, and 1-11-CV-215756, pending in the California Superior Court for the County of Santa Clara, and with the plaintiffs in two actions titled Nagpal v. Novellus Systems, Inc., et al. and Tessitore v. Novellus Systems, Inc., et al., Case Nos. CV12-00126 and CV12-00792, pending in the United States District Court for the Northern District of California, to settle those actions as well. Pursuant to the MOU, Novellus, Lam Research and BLMS agreed to resolve disputed legal claims and to make certain additional disclosures regarding the proposed merger of BLMS and Novellus, whereby Novellus will become a wholly-owned subsidiary of Lam Research, as set forth in this Current Report on Form 8-K. The California state court action was brought in December 2011, and the federal court actions were brought in January and February 2012. This MOU is expected to be memorialized in a stipulation of settlement, which will be subject to customary terms and conditions, including court approval, and will include an agreement by the Plaintiffs, on behalf of a class of Novellus shareholders, to provide a release of claims of Novellus shareholders against Novellus, Lam Research, BLMS, and their respective officers and directors. This Current Report on Form 8-K should be read in conjunction with the definitive joint proxy statement/prospectus dated March 23, 2012 ( the “Proxy Statement”).

The following disclosure supplements the “Questions and Answers” portion of the Proxy Statement:

Q: What is the stock repurchase program?

A: In connection with the announcement of the merger, Lam Research announced on December 14, 2011 that it intends to return up to $1.6 billion to Lam Research stockholders via a stock repurchase program, targeted to be completed by the end of the 12 month period following the completion of the merger. The $1.6 billion stock repurchase program replaced Lam Research’s existing stock repurchase program. Lam Research does not expect there will be a need to incur additional indebtedness beyond that already incurred by each company in order to finance the announced repurchase program. Lam anticipates that the stock repurchase program will be financed from existing cash, cash generation and short term investments on the combined company’s balance sheet. Lam currently has a credit rating of Baa1 from Moody’s and BBB- from Standard & Poor’s, has disclosed its stock repurchase plans to both, and has not been informed by either of any negative rating impact.

The following disclosure supplements the “The Merger – Opinion of Novellus’ Financial Advisor” portion of the Proxy Statement.

The last full paragraph on page 61 of the Proxy Statement is amended by inserting the following sentence immediately after the second sentence of that paragraph: “The calendar year 2012 cash EPS multiples for the selected companies had a range of 8.8x to 18.8x, with a mean of 12.7x, and the calendar year 2012 EBITDA multiples for the selected companies had a range of 6.0x to 9.1x, with a mean of 7.1x.”

The third paragraph on page 62 of the Proxy Statement is amended by inserting the following sentence immediately after the first sentence of that paragraph: “The NTM EBITDA multiples for the selected transactions had a range of 6.7x to 14.4x, with a mean of 10.9x.”

The second paragraph on page 64 of the Proxy Statement is amended by inserting the following sentence immediately after the second sentence of that paragraph: “The calendar year 2012 cash EPS multiples for the selected companies had a range of 8.8x to 18.8x, with a mean of 12.4x, and the calendar year 2012 EBITDA multiples for the selected companies had a range of 6.0x to 9.1x, with a mean of 7.2x.”

The second paragraph on page 65 of the Proxy Statement is amended and restated to read in its entirety as follows:

“Contribution Analysis. BofA Merrill Lynch calculated the relative contributions of Novellus and Lam Research to the combined company of estimated revenue, EBITDA and GAAP net income for calendar years 2011 through 2013 using the Novellus Analyst Projections and the Lam Research Analyst Projections, on the one hand, and the Novellus Projections and the Lam Research Projections, on the other hand. Associated implied equity ownership and exchange ratios were derived from the relative contributions taking into account the capital structure of Novellus and Lam Research. The analysis indicated the following individually calculated contribution percentages for revenue, EBITDA, and GAAP net income, for each of the calendar years 2011 through 2013:

Novellus and Lam Research Analyst Projections

Calendar Year	Revenue Novellus/Lam Research	EBITDA Novellus/Lam Research	GAAP Net Income Novellus/Lam Research
2011	29.0%/71.0%	32.9%/67.1%	36.0%/64.0%
2012	28.4%/71.6%	32.5%/67.5%	36.5%/63.5%
2013	28.2%/71.8%	31.9%/68.1%	34.2%/65.8%

Novellus and Lam Research Projections

Calendar Year	Revenue Novellus/Lam Research	EBITDA Novellus/Lam Research	GAAP Net Income Novellus/Lam Research
2011	28.9%/71.1%	33.0%/67.0%	35.0%/65.0%
2012	29.5%/70.5%	34.3%/65.7%	41.7%/58.3%
2013	31.7%/68.3%	34.3%/65.7%	38.5%/61.5%

The analysis indicated the following approximate exchange ratio reference range based on EBITDA contribution percentages, as compared to the exchange ratio in the merger:

Novellus/Lam Research Analyst Projections	Novellus/Lam Research Projections	Exchange Ratio
0.7296x to 0.7987x	0.8070x to 0.9088x	1.125x

The following disclosure supplements page 67 of “The Merger – Opinion of Lam Research’s Financial Advisor” in the Proxy Statement:

During the two year period ended December 14, 2011, Goldman Sachs has not been engaged by Novellus or its affiliates to provide investment banking services for which the Investment Banking Division of Goldman Sachs has received compensation.

The following disclosure supplements page 78 of “Certain Projections of Novellus and Lam Research” in the Proxy Statement by providing additional line item information about the Novellus projections disclosed on that page:

Novellus Management Case

	Novellus Projections			Novellus Extended Management Projections
(in millions, except per share information)	CY2011	CY2012	CY2013	CY2014	CY2015	CY2016
Revenue	$1,342.9	$1,450.1	$2,000.0	$2,086.0	$1,908.7	$2,004.1
EBITDA(1)	$368.6	$400.2	$594.0	$619.6	$566.9	$595.3
Less: D&A(2)	N/A	$(68.5)	$(69.0)	$(72.0)	$(65.9)	$(69.2)
Non-GAAP Operating Income	$293.2	$331.7	$525.0	$547.6	$501.0	$526.1
Less: Taxes	N/A	$(39.8)	$(52.5)	$(54.8)	$(50.1)	$(52.6)
Tax-effected Operating Income	N/A	$291.9	$472.5	$492.8	$450.9	$473.5
Plus: D&A	N/A	$26.5	$27.0	$28.2	$25.8	$27.1
Less: Capital Expenditures	N/A	$(29.0)	$(40.0)	$(31.3)	$(28.6)	$(27.1)
Less: Change in Working Capital	N/A	$14.4	$(19.0)	$(11.7)	$24.1	$(13.0)
Free Cash Flow(1)	N/A	$303.8	$440.5	$478.1	$472.2	$460.5
Cash EPS(1)	$3.51	$4.68	$7.18	N/A	N/A	N/A
Non-GAAP Net Income(1)	$243.3	$282.7	$450.0	N/A	N/A	N/A

Novellus Analyst Case

	Novellus Analyst Projections			Novellus Extended Analyst Projections
(in millions, except per share information)	CY2011	CY2012	CY2013	CY2014	CY2015	CY2016
Revenue	$1,346.5	$1,246.7	$1,379.4	$1,438.7	$1,316.4	$1,382.2
EBITDA(1)	$365.5	$295.5	$367.1	$382.9	$344.3	$355.1
Less: D&A(2)	N/A	$(71.4)	$(75.4)	$(78.7)	$(65.9)	$(62.8)
Non-GAAP Operating Income	$292.4	$224.1	$291.7	$304.3	$278.4	$292.3
Less: Taxes	N/A	$(26.9)	$(29.2)	$(30.4)	$(27.8)	$(29.2)
Tax-effected Operating Income	N/A	$197.2	$262.5	$273.8	$250.6	$263.1
Plus: D&A	N/A	$33.4	$33.4	$34.9	$25.8	$20.7
Less: Capital Expenditures	N/A	$(18.7)	$(20.7)	$(21.6)	$(19.7)	$(20.7)
Less: Change in Working Capital	N/A	$12.4	$(13.1)	$(8.1)	$16.6	$(8.9)
Free Cash Flow(1)	N/A	$224.3	$262.1	$279.1	$273.2	$254.1
Cash EPS(1)	$3.54	$3.28	$4.02	N/A	N/A	N/A
Non-GAAP Net Income(1)	$246.5	$184.0	$237.7	N/A	N/A	N/A

(1)

EBITDA is calculated as estimated earnings before interest, taxes, depreciation and amortization and stock based compensation expense. Non-GAAP Operating Income is defined as operating income excluding pre-tax non recurring items. Non-GAAP Net Income is defined as net income excluding after-tax non-recurring items. Cash EPS is estimated earnings per share before stock based compensation expense and amortization of intangibles and other one-time charges. Free Cash Flow is calculated as Operating Income, minus the provision (benefit) for income taxes, capital expenditures and changes in working capital, plus depreciation and amortization, and includes stock based compensation expense. Free Cash Flow, EBITDA, Non-GAAP Operating Income, Cash EPS and Non-GAAP Net Income are not calculations provided for under GAAP. None of EBITDA, Non-GAAP Operating Income, Non-GAAP Net Income or Free Cash Flow should be considered as an alternative to net income or operating income as an indication of Novellus’ operating performance or as an alternative to operating cash flow as a measure of liquidity. None of the foregoing measures is necessarily comparable to similarly titled measures of other companies. Cash EPS should not be considered as an alternative to GAAP net income as a measure of Novellus’ operating performance.

(2)	Includes stock based compensation expense.”

* * *

How to Find Further Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Lam Research has filed with the SEC a registration statement on Form S-4 (File No. 333-179267), which the SEC declared effective on March 28, 2012, that includes the Proxy Statement, which also constitutes a prospectus of Lam Research. Lam Research and Novellus have furnished the definitive version of the Proxy Statement and will furnish other relevant documents to their respective security holders in connection with the proposed merger of Lam Research and Novellus. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, WE URGE SECURITY HOLDERS AND INVESTORS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT LAM RESEARCH AND NOVELLUS AND THE PROPOSED MERGER. The proposals for the merger are being made solely through the definitive version of the Proxy Statement. In addition, a copy of the Proxy Statement may be obtained free of charge from Lam Research Corporation, Investor Relations, 4650 Cushing Parkway, Fremont, CA 94538-6401, or from Novellus Systems, Inc., Investor Relations, 4000 North First Street, San Jose, CA 95134. Security holders are able to obtain, free of charge, copies of the Proxy Statement and S-4 Registration Statement and any other documents filed by Lam Research or Novellus with the SEC in connection with the proposed merger at the SEC’s website at http://www.sec.gov, and at the companies’ websites at www.lamresearch.com and www.novellus.com, respectively.

Forward-Looking Statements

This communication contains, or may contain, “forward-looking statements” concerning Lam Research and Novellus (together such companies and their subsidiaries being the “Merged Company”), which are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Generally, the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-looking statements. Forward-looking statements include, but are not limited to, (i) statements regarding the merger, including expected timing and benefits, and (ii) financial projections.

These forward-looking statements are based upon the current beliefs and expectations of the management of Lam Research and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Lam Research’s ability to control or estimate precisely and include, without limitation: the ability to obtain governmental or stockholder approvals of the merger or to satisfy other conditions to the merger on the proposed terms and timeframe; the effects of litigation, or potential litigation in connection with the merger or otherwise; the possibility that the merger does not close when expected or at all, or that the companies may be required to modify aspects of the merger to achieve regulatory approval; the ability to realize the expected synergies or other benefits from the transaction in the amounts or in the timeframe anticipated; the potential harm to customer, supplier, employee and other relationships caused by the announcement or closing of the merger; the ability to integrate Novellus’ and Lam Research’s businesses in a timely and cost-efficient manner; uncertainties in the global economy and credit markets; unanticipated trends with respect to the cyclicality of the semiconductor industry; and rates of change in, future shipments, margins, market share, capital expenditures, revenue and operating expenses generally; volatility in quarterly results and in the stock price of the Merged Company; customer requirements and the ability to satisfy those requirements; customer capital spending and their demand for the Merged Company’s products; the ability to defend the Merged Company’s market share and to gain new market share; anticipated growth in the industry and the total market for wafer-fabrication and support equipment and the Merged Company’s growth relative to such growth; levels of research and development expenditures; the estimates made, and the accruals recorded, in order to implement critical accounting policies (including but not limited to the adequacy of prior tax payments, future tax liabilities and the adequacy of the Merged Company’s accruals relating to them); access to capital markets; the ability to manage and grow the Merged Company’s cash position; the sufficiency of the Merged Company’s financial resources to support future business activities (including but not limited to the repurchase program, operations, investments, debt service requirements and capital expenditures); inventory levels and inventory valuation adjustments; the impact of legal proceedings; unexpected shipment delays which adversely impact shipment volumes; inaccuracies related to the timing and satisfaction of remaining obligations related to vacated leases; the inability to recover the amortized cost of investments in auction-rate securities, market changes negatively affecting auction-rate securities and the government’s inability to guarantee the underlying securities; the inability to enforce the Merged Company’s patents and protect its trade secrets; and other risks and uncertainties, including those detailed in the Proxy Statement, and those additional risks and uncertainties detailed from time to time in Novellus’ or Lam Research’s periodic reports (whether under the caption Risk Factors or Forward Looking Statements or elsewhere). Novellus cannot give any assurance that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither Novellus nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required.

Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Lam Research, Novellus, or the Merged Company, following the implementation of the merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of the Merged Company for the current or future financial years would necessarily match or exceed the historical published figures.

The projections disclosed in this filing were not prepared for purposes of public disclosure, nor were they prepared on a basis designed to comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of projections, or GAAP. Neither Lam Research’s nor Novellus’ current, former or any other independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the projections summarized herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, such projections. The independent auditors’ reports incorporated by reference in the Proxy Statement relate to historical financial information. They do not extend to any prospective financial information and should not be seen to do so.

Although presented with numerical specificity, the projections were prepared in the context of an estimated market spending environment, are not actual facts and were based on numerous variables and assumptions, and various other matters specific to Lam Research’s and Novellus’ businesses that are inherently uncertain and, in many cases, are beyond the control of Lam Research and Novellus. The projections for both Lam Research and Novellus are subject to many risks and uncertainties, including, but not limited to, the impact of general economic factors outside of Lam Research’s and Novellus’ control and other operating conditions and risks and uncertainties relating to Lam Research’s and Novellus’ business (including their ability to achieve strategic goals, objectives and targets over applicable periods, or to adopt new strategies in response to changed circumstances) and other factors described under “Certain Projections Reviewed by Novellus” and “Certain Projections Reviewed by Lam Research” in the Proxy Statement, all of which are subject to change. In addition, other than with respect to the estimated synergies, the projections and estimates do not take into account any of the transactions contemplated by the merger agreement, including the merger and associated expenses, or Lam Research’s or Novellus’ compliance with their respective covenants under the merger agreement. As a result, actual results likely will differ, and may differ materially, from those contained in the projections.

The inclusion of a summary of the projections in this filing should not be regarded as an indication that any of Novellus, Lam Research, BLMS, or their respective affiliates, officers, directors or other representatives consider the projections to be necessarily predictive of actual future events, and the projections should not be relied upon as such. None of Novellus, Lam Research, BLMS, or their respective affiliates, officers, directors or other representatives can give any shareholder of Novellus or stockholder of Lam Research or other person any assurance that actual results will not differ materially from the projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date the projections were generated or to reflect the occurrence of future events, even in the event that any or all of the assumptions and estimates underlying the projections are shown to be in error. None of Novellus, Lam Research, BLMS, or their respective affiliates, officers, directors or other representatives has made, makes or is authorized in the future to make any representation to any shareholder of Novellus, stockholder of Lam Research or other person regarding Lam Research’s or Novellus’ ultimate performance compared to the information contained in the projections or that the projected results will be achieved. The summaries of the projections included herein are not being included to influence your decision whether to vote for the merger and the transactions contemplated in connection with the merger, but are being provided solely because the projections were considered in connection with the merger.

Novellus has made no representations to Lam Research, BLMS or any other person, and neither Lam Research nor BLMS has made any representations to Novellus or any other person, concerning the projections or the assumptions and estimates on which they are based. Novellus and Lam Research urge all shareholders to review Novellus’ and Lam Research’s most recent SEC filings for a description of Novellus’ and Lam Research’s reported financial results.

Participants in the Solicitation

The directors and executive officers of Lam Research and Novellus may be deemed to be participants in the solicitation of proxies in connection with the approval of the Merger. Lam Research has filed with the SEC a registration statement on Form S-4 (File No. 333-179267), which the SEC declared effective on March 28, 2012, that contains the Proxy Statement. Information regarding Lam Research’s directors and executive officers and their respective interests in Lam Research by security holdings or otherwise is available in the Proxy Statement, its Annual Report on Form 10-K filed with the SEC on August 19, 2011, and its proxy statement on Schedule 14A filed with the SEC on September 19, 2011. Information regarding Novellus Systems’ directors and executive officers and their respective interests in Novellus Systems by security holdings or otherwise is available in the Proxy Statement, its Annual Report on Form 10-K filed with the SEC on February 24, 2012, and its Annual Report on Form 10-K/A filed with the SEC on March 23, 2012. Additional information regarding the interests of such potential participants is included in the Proxy Statement and registration statement, and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2012

LAM RESEARCH CORPORATION

By:	/s/ George M. Schisler, Jr.
George M. Schisler, Jr.
Vice President, General Counsel and Secretary